UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):               November 16, 2023

HALLMARK FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value	HALL	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 16, 2023, Hallmark Financial Services, Inc. (the “Company”) was notified by Nasdaq Regulation that the Company no longer meets Rule 5450(b)(1)(A), which requires companies listed on the Nasdaq Global Market to maintain a minimum of $10,000,000 in stockholders’ equity for continued listing. Under Nasdaq Rules, the Company has 45 calendar days, or until January 2, 2024, to submit a plan to regain compliance, which if accepted by Nasdaq can provide the Company an extension of up to 180 days from the date of notice to cure such listing deficiency.

The Company had previously received notice from Nasdaq of the Company’s failure to maintain a minimum “Market Value of Publicly Held Shares” (or “MVPHS”) of at least $5,000,000 for 30 consecutive business days. The Company may regain compliance with this Rule if the MVPHS of its common stock closes at $5,000,000 or above for at least 10 consecutive business days before the compliance period expires on March 26, 2024.

If Company fails to regain compliance with these requirements or to submit an acceptable compliance plan to Nasdaq within the time allotted, the Company will be subject to delisting from the Nasdaq Global Market. The Nasdaq notification of non-compliance will not have an immediate impact on the listing of the Company’s common stock on the Nasdaq Global Market, will not directly affect the Company’s business operations or its SEC reporting obligations, and does not conflict with or cause an event of default under any of the Company’s material agreements.

The Company intends to actively monitor the trading activity of its shares of common stock and believes that this deficiency will be corrected within the compliance period; however, the Company is considering all available options.

As required by Nasdaq, the Company is filing this Form 8-K to disclose its receipt of the Nasdaq notice of non-compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: November 21, 2023	By:	/s/ CHRISTOPHER J. KENNEY
Christopher J. Kenney, Chief Executive Officer